Supplement to Resource B Prospectus
                   Supplement dated May 1, 2006
         to Prospectus dated May 1, 2002 as supplemented

The disclosure set forth below replaces the information found under the headings "Portfolio Fee Waivers and Expense Reimbursements" and
      "Portfolio Expenses" found  on page 3 of the prospectus.
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           SYMETRA RESOURCE VARIABLE ACCOUNT B FEE TABLE
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PORTFOLIO FEE WAIVERS AND EXPENSE REIMBURSEMENTS
The Portfolio Operating Expenses Table shows the annual operating expenses separately for each portfolio (also referred to as the fund) for the fiscal year ended December 31, 2005. The table below shows the Total Annual Portfolio Operating Expenses and for those portfolios where a contractual agreement to waive or reimburse all or a portion of the portfolio expenses exists, the Net Total Annual Portfolio Operating Expenses are shown as well. Please see the individual portfolio prospectuses for more detailed information about portfolio expenses.

We have agreements with each of the fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, Symetra Life may receive an asset based administrative fee from the fund's advisor or distributor. These fees may be up to 0.30% per year and may depend on the amount we have invested in the portfolios. In addition, the funds may make payments to Symetra Life or its affiliates pursuant to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Such distribution or "12b-1" fees are disclosed in the table below.


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													Net Total
													Annual
										  Total     Contractual Portfolio
								     Distribution Annual    Expense	Operating
PORTFOLIO					Management Other     Service	  Portfolio Waiver or	Expenses (After
                 		 		Fees	   Expenses  (12b-1)	  Operating Reimburse-	    any
								     Fees	  Expenses  ment	reimbursement
													and waiver
	    	    	        									agreements)
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Pioneer Bond VCT Portfolio -- Class I Shares    0.50%	   None	     0.33%	  0.83%	    -0.21% (1)	0.62%
Pioneer Fund VCT Portfolio -- Class I Shares    0.65%	   None	     0.05%	  0.70%	      --	0.70%
Pioneer Growth Opportunities VCT Portfolio --   0.74%	   None	     0.06%	  0.80%	    -0.01% (2)	0.79%
Class I Shares
Pioneer Mid Cap Value  VCT Portfolio --         0.65%	   None	     0.06%	  0.71%	      --	0.71%
Class I Shares
Pioneer Money Market VCT Portfolio - Class I    0.40%	   None	     0.23%	  0.63%	      --	0.63%
Shares

DWS Balanced VIP  (3) (4)			0.45%	   None	     0.06%	  0.51%	      --	0.51%
DWS International VIP (5)			0.86%	   None	     0.16%	  1.02%       --	1.02%
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The above portfolio expenses were provided by the Funds.  We have not independently verified the accuracy of the information.
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(1) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.62% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond such date.

(2) The expenses in the table above reflect the contractual expense limitation in effect through May 1, 2007 under which Pioneer has contractually agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class I expenses to 0.79% of the average daily net assets attributable to Class I shares. Any differences in the fee waiver and expense limitation among classes result from rounding in the daily calculation of a class' net assets and expense limit, which may exceed 0.01% annually. There can be no assurance that Pioneer will extend the expense limitation beyond May 1,
    2007.

(3) Management fees have been restated to reflect the new fee schedule effective May 2, 2005.

(4) Pursuant to its respective agreement with DWS Variable Series II, the investment manager, the underwriter and the accounting agent have agreed, for the three year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of A share class of DWS Balanced VIP to 0.51%.

(5) Pursuant to its respective agreement with DWS Variable Series I, the investment manager, the underwriter and the accounting agent have agreed, for the one year period commencing on May 1, 2005, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses of  A share class of DWS International VIP  to 1.37%.


Explanation of Fee Table
1. The purpose of the Fee Table is to show the various expenses you will incur directly and indirectly by investing in the certificate.  The Fee Table reflects expenses of the Separate Account as well as the portfolios.
   Changes to the portfolio expenses affect the results of the expense Examples in your prospectus.  Although we have chosen not to update the Examples here, they still generally show how expenses and charges affect your certificate value.

2. There are situations where all or some of the participant transaction expenses do not apply. See Section 5 -
   Expenses for a complete discussion.

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